Item 1: Report to Shareholders

Developing Technologies Fund	June 30, 2006

The views and opinions in this report were current as of June 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Science and technology stocks started the year strongly but gave back most of the gains in May and June as investors grew cautious. Economies around the world appeared healthy, but as the U.S. neared the end of Federal Reserve’s measured series of interest rate hikes, other regions of the world began to tighten aggressively. Concerns over rising interest rates, rising geopolitical tension, inflation, poor corporate governance, and delays in major technology product cycles drove prices lower from their May peak. The more volatile technology stocks typically outperform the overall market on the upside and underperform on the downside, and this pattern seems to be playing out this year. The large-cap S&P 500 Index closed the first half of the year with a gain of 2.70%, and the technology indexes lagged behind.

Your fund finished the period ended June 30, 2006, with a 1.59% decline, but the fund was better than the 2.91% decline in the benchmark Lipper Science & Technology Funds Index as shown in the accompanying Performance Comparison table. For the one-year period, the fund’s return was a gain of 8.27%, which slightly outperformed the Lipper but lagged the S&P 500 Index. Our selection of semiconductor and media stocks, particularly Internet companies, was good, but our computer software and hardware holdings detracted from our performance.

MARKET ENVIRONMENT

In the first half of 2006, equity markets started strongly—with technology stocks outperforming the overall market, only to give back most to all of the gains into the late spring and summer. Economies around the world appeared healthy, but as we approach a possible end to the tightening cycle in the United States, other regions of the world began to tighten. Concerns over inflation and geopolitical tension in the Middle East and Asia increased risk premiums and caused share prices to fall across global equity markets.

Within the technology sector, the delay in the release of the new Microsoft operating system, corporate governance issues related to options backdating, and concerns with rising inventory levels hit the group’s stocks hard. Since consumers buy more electronics around the traditional holiday season and corporate information technology spending is concentrated in the second half of the calendar year, the technology industry’s fundamentals have become more seasonal. In seven of the past eight years, science and technology stocks have declined in the first half of the year and then surged in the second half. We believe this seasonal buying and selling reflects of the short-term time horizon of many technology investors. Although it would be refreshing to see this pattern end, there are reasons to believe this year will play out much the same way past years have. (Please refer to our portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

On a longer-term basis, there are several major trends within technology that we think create interesting investment opportunities. Digital media is replacing analog in consumer devices, online advertising is quickly emerging from its infancy and becoming a major marketing medium, subscription-based software is gaining popularity with companies that used to purchase their enterprise software systems, and broadband distribution is proliferating in the wireline and wireless universes. We have positioned the portfolio to take advantage of these longer-term secular growth trends.

PORTFOLIO REVIEW

The fund remains broadly diversified across the principal segments of the science and technology sector. As of June 30, 2006, software represented 23% of the fund, semiconductors and Internet and media each 21%, hardware 19%, and the remaining 16% split among services, medical technology, and alternative energy stocks. (You may notice that the size of our sector categorizations doesn’t match those in the exhibits and financial statements. In managing the fund, we sometimes find that we may characterize a company’s main line of business differently from the standard industry categorization.)

Semiconductor stocks were among the hardest hit sectors during the first half, and the fund reduced its semiconductor weight to 21% at the end of the reporting period from 32% at the start of the year. Volatility in the semiconductor sector worked to the advantage of the fund as five of the top 10 contributors in the first half were semiconductor-related stocks. Ultra Clean Holdings, PMC Sierra, and FEI all performed well fundamentally, and their stock prices appreciated accordingly. However, we grew more cautious on the sector as we moved into the second quarter, and we began to realize our gains. Six of the top 10 largest sales for the fund were in the semiconductor sector. The largest sale was Silicon Laboratories, a semiconductor stock that appreciated handsomely early in 2006 on strong results and new product releases. We like the long-term fundamentals of the company, but its valuation is considerably greater than those of its peers and is no longer attractive to us. Cymer is another semiconductor company that we believe has very positive long-term potential, but its rapid appreciation after announcing strong results encouraged us to halve our position. The fund eliminated holdings of Altera, MKS Instruments, Analog Devices, and Microchip Technology within the semiconductor industry.

As we write this letter, the semiconductor sector has corrected materially, and we are again finding attractive opportunities. Semiconductor company Integrated Device Technology remains the fund’s largest position. We see multiple product cycles over the next couple of years for Integrated Device Technology in servers, gaming platforms, and broadband communications, which should result in improved earnings per share. We have also initiated positions in two semiconductor companies. ON Semiconductor is a restructuring story with solid potential that trades at a very attractive price/earnings multiple. Conexant Systems is a communications semiconductor company with numerous attractive product cycles ahead.

The largest areas of new investment for the fund were in the Internet and digital media sector. We initiated or added several positions, taking the fund’s industry weighting to 21% from 11% at year-end. Our largest purchase was 24/7 Real Media, an online advertising agency with a leading presence in Asia. We also added portal LookSmart on the belief that the company has brought in the right management team to capture its share of the online advertising market. WebSideStory, a provider of Web analytics software and online marketing solutions, was another new addition to the fund. CNET is a long-held position due to the company’s strong presence in the online branded advertising market, but the stock detracted significantly from performance in the first half due to a deceleration of fundamentals and options backdating issues.

We believe the move from analog to digital media is profoundly changing consumer habits and expectations. Five years from now, for example, few readers of this letter will carry paper or bound maps in their cars. We believe that personal navigation devices made by companies such as Garmin will proliferate and become a standard addition to automobiles. We also believe that global positioning technology will be embedded in handsets and other consumer devices. The fund has added to its position in digital map provider NAVTEQ and maintained a position in Garmin, although we trimmed our holdings.

More consumers are finding that researching and buying products online saves time and money. Vendors have responded by expanding the number of products they offer online and encouraging consumers to visit their Web sites. However, vendors have grown frustrated with the conversion rates of online commerce—they are getting more visitors but having trouble converting those visitors into buyers. The fund has invested in two small companies that are providing innovative ways for online merchants to increase the conversion rates of their customers. Digital River, which has a unique technology that helps e-commerce companies maximize their returns, has been a strong performer. Liveperson’s online commerce solution has been proven to improve conversion rates by over 50%, and it’s a new position for the fund.

The fund had mixed results from investments related to the rollout of broadband communications technology. Juniper Networks, a provider of broadband equipment, was the fund’s worst performer as the stock suffered from disappointing first-half fundamentals and corporate governance issues. On the other hand, Savvis, a provider of outsourced data center capacity, was a strong contributor as demand for bandwidth is currently outpacing supply, and the company has been able to effectively raise prices.

Software was the largest performance detractor during the first half of 2006. Avid Technology missed estimates for the first quarter, and the stock sold off considerably. We still believe that Avid has the technology to enable the transition from analog to digital video and audio and continue to maintain a healthy position in Avid. Take Two Interactive has suffered through numerous corporate and fundamental problems and so far has been a poor investment. However, we believe the video game industry is at the beginning of a strong product cycle that should benefit Take Two should its corporate governance issues be resolved. We continue to like the on-demand subscription software theme and added Ultimate Software Group during the first half of 2006.

OUTLOOK

Our outlook on the second half of 2006 is mixed. We are confident that the combination of attractive valuations and improved seasonality will bring better stock performance for the technology sector. However, our enthusiasm is tempered by the fact that a few of the product cycle catalysts we thought would start in the second half of 2006—Microsoft’s Vista operating system and new video gaming consoles to name two—will likely be pushed into 2007 and will have a smaller impact on this year’s results than we had originally thought. We are also concerned that the corporate governance issues related to options backdating will continue to plague the technology sector. Longer term, we believe the fund is well positioned to benefit from the impact of a number of significant technology cycles—from online advertising to the explosion in digital media—that are under way. These cycles are just starting and should provide years of growth and investment opportunities for the fund.

As always, we appreciate your continued support.

Respectfully submitted,

Jeffrey Rottinghaus
President of the fund and chairman of its Investment Advisory Committee

July 25, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 94.8%		
ENERGY 1.7%		
Energy Related 1.7%		
American Vanguard	42,000	650
Verasun Energy (1)	5,500	145
Total Energy		795
HARDWARE 11.3%		
Consumer Electronics 1.2%		
International Displayworks (1)	105,000	546
		546
Enterprise Hardware 10.1%		
3-D Systems (1)	35,000	703
Avid Technology (1)	27,000	900
FEI (1)	47,000	1,066
Harman International	4,000	342
National Instruments	17,000	466
Orbotech (1)	27,000	619
Rackable Systems (1)	13,000	513
		4,609
Total Hardware		5,155
HEALTH CARE 5.3%		
Health Care Services 1.1%		
American Medical Systems (1)	30,000	500
		500
Medical Devices 4.2%		
Immucor (1)	30,000	577
Integra LifeSciences (1)	5,300	206
Nxstage Medical (1)	19,100	167
Respironics (1)	15,200	520

Senomyx (1)	31,500	454
		1,924
Total Health Care		2,424
IT SERVICES 4.0%		
IT Services 2.9%		
Equinix (1)	5,600	307
Heartland Payment Systems (1)	20,000	558
Satyam Computer Services Limited (INR)	29,000	448
		1,313
Processors 1.1%		
Jack Henry & Associates	25,000	491
		491
Total IT Services		1,804
MEDIA 11.6%		
Gaming 1.6%		
WMS Industries (1)	27,000	739
		739
Internet 10.0%		
CNET Networks (1)	50,000	399
Digitas (1)	28,800	335
Google, Class A (1)	1,500	629
Liveperson (1)	80,000	388
Marchex, Class B (1)	27,000	443
priceline.com (1)	7,000	209
SAVVIS (1)	13,333	395
Sina (1)	17,000	425
Yahoo! (1)	41,000	1,353
		4,576
Total Media		5,315

SEMICONDUCTORS 21.1%

Analog Semiconductors 4.7%		
AMIS Holdings (1)	50,000	500
Intersil Holding, Class A	18,000	419
Maxim Integrated Products	20,000	642
Semtech (1)	40,000	578
		2,139
Digital Semiconductors 12.6%		
Conexant Systems (1)	220,000	550
Integrated Device Technology (1)	103,000	1,460
ON Semiconductor (1)	110,000	647
PMC-Sierra (1)	65,000	611
Silicon Laboratories (1)	14,000	492
Spansion, Class A (1)	60,000	956
Xilinx	47,000	1,065
		5,781
Semiconductor Capital Equipment 3.8%		
Cymer (1)	9,700	451
Entegris (1)	70,000	667
Ultra Clean (1)	70,000	612
		1,730
Total Semiconductors		9,650

SOFTWARE 32.3%

Applications Software 17.1%		
Adobe Systems (1)	16,000	486
Bottomline Technologies (1)	50,000	407
Digital River (1)	22,000	888
FileNet (1)	20,000	539
LookSmart (1)	200,000	648
NAVTEQ (1)	20,000	894
Omniture (1)	5,300	39

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Non-affiliated companies (cost $44,768)	$	43,290
Affiliated companies (cost $2,864)		2,864
Total investments in securities		46,154
Receivable for investment securities sold		143
Receivable for shares sold		57
Dividends receivable		3
Other assets		37
Total assets		46,394
Liabilities		
Payable for investment securities purchased		662
Investment management fees payable		27
Due to affiliates		15
Payable for shares redeemed		12
Other liabilities		34
Total liabilities		750
NET ASSETS	$	45,644
Net Assets Consist of:		
Undistributed net investment loss	$	(286)
Undistributed net realized loss		(7,368)
Net unrealized loss		(1,478)
Paid-in capital applicable to 10,562,902 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		54,776
NET ASSETS	$	45,644
NET ASSET VALUE PER SHARE	$	4.32

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Developing Technologies Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on August 31, 2000. The fund seeks to provide long-term capital growth. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $5,000 for the six months ended June 30, 2006.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held less than 90 days/3 months to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $24,780,000 and $21,767,000, respectively, for the six months ended June 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2006.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $223,000 of realized losses recognized for financial reporting purposes in the year ended December 31, 2005, were recognized for tax purposes on January 1, 2006. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2005, the fund had $8,671,000 of unused capital loss carryforwards that expire in 2010.

At June 30, 2006, the cost of investments for federal income tax purposes was $47,632,000. Net unrealized loss aggregated $1,478,000 at period-end, of which $3,666,000 related to appreciated investments and $5,144,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries, which is payable prior to repatriation of sale proceeds. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2006, the fund had no taxes payable attributable to foreign securities, no deferred tax liability attributable to foreign securities, and $54,000 of foreign capital loss carryforwards that expire in 2014.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.60% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2006, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through April 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.50%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2009. Pursuant to this agreement, management fees in the amount of $37,000 were waived during the six months ended June 30, 2006. Including these amounts, management fees waived by the manager in the amount of $283,000 remain subject to repayment at June 30, 2006.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2006, expenses incurred pursuant to these service agreements were $32,000 for Price Associates, $51,000 for T. Rowe Price Services, Inc., and $3,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended June 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $27,000, and the value of shares of the T. Rowe Price Reserve Funds held at June 30, 2006, and December 31, 2005, was $2,864,000 and $1,107,000, respectively.

As of June 30, 2006, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 668,465 shares of the fund, representing 6% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one-, three-, and five-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Developing Technologies Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2006